                                                                   Exhibit 10.38

                                                                  EXECUTION COPY

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                               PURCHASE AGREEMENT

                                     between

                                  ST. LOUE, LLC

                                       and

                              CLEARWIRE CORPORATION

                                       and

                         CLEARWIRE SPECTRUM HOLDINGS LLC

                          Dated as of September 9, 2005


[***Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended]


================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1 DEFINITIONS....................................................     1
ARTICLE 2 PURCHASE AND SALE OF ASSETS....................................     4
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER.......................     5
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER....................     9
ARTICLE 5 COVENANTS AND OTHER AGREEMENTS.................................    10
ARTICLE 6 CONDITIONS TO CLOSING..........................................    13
ARTICLE 7 TERMINATION....................................................    15
ARTICLE 8 SURVIVAL AND REMEDIES..........................................    15
ARTICLE 9 MISCELLANEOUS..................................................    18

                             SCHEDULES AND EXHIBITS

Exhibit A License
Exhibit B Form of Instrument of Assignment for License
Exhibit C Form of Joinder to Amended and Restated Stockholders Agreement Exhibit D Form of Stockholder Questionnaire
Exhibit E Interference Agreements
Exhibit F Form of Joinder to Registration Rights Agreement
Exhibit G Form of Side Letter Regarding Registration Rights

                               PURCHASE AGREEMENT

     This PURCHASE AGREEMENT, dated as of September 9, 2005 (the "Effective Date"), is among St. LouE, LLC, a Delaware limited liability company ("Seller"), Clearwire Spectrum Holdings LLC, a Nevada limited liability company ("Purchaser"), and Clearwire Corporation, a Delaware corporation ("Clearwire"), the parent corporation of Purchaser (for the limited purpose of issuing stock pursuant to Section 2.3 and for the limited purpose of making the representations in Article 4 and the applicable covenants in Article 5). Seller, Clearwire and Purchaser may be referred to herein as "Parties" or each as a "Party."

     A. Seller holds a license ("License") granted by the FCC authorizing Seller to construct and operate a Broadband Radio Service ("BRS"), formerly known as Multipoint Distribution Service, using call sign [***] on channels *** (the "Seller Channels") in the *** market, a copy of which is attached as Exhibit A.

     B. Seller desires to assign the License to Purchaser, and Purchaser desires to acquire the License on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the Parties agree as follows:

                              ARTICLE 1 DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings set forth or referenced below:

     "Accredited Investor" means as this term is defined in Rule 501(a) of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

     "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, alone or through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

     "Agreement" means this Purchase Agreement and all Exhibits and Schedules hereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "BRS" is defined in Recital A.

     "Business Day" means any day, other than a Saturday or Sunday, on which commercial banks are open for business in Seattle, Washington.

     "Claim" is defined in Section 8.4(a).

     "Clearwire" is defined in the preamble.

     "Clearwire Stock" is defined in Section 2.3.

     "Close" means the process and result of Closing.

     "Closing" is defined in Section 2.4.

     "Closing Date" is defined in Section 2.4.

     "Confidential Information" means any and all information regarding the business, finances, operations, products, services and customers of the Purchaser or Seller and their respective Affiliates, in written or oral form or in any other medium.

     "Consent" means any consent or approval of Governmental Authorities or other third parties necessary to authorize, approve or permit the Parties hereto to consummate the Transactions.

     "Damages" means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person, and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs, of every kind and description.

     "Deposit" is defined in Section 2.2.

     "Disclosure Memorandum" means that certain draft Disclosure Memorandum of Clearwire dated March 14, 2005, a copy of which has been provided to Seller.

     "Effective Date" is defined in the preamble.

     "FCC" means the Federal Communications Commission or any successor agency thereof.

     "FCC Application" is defined in Section 5.7.

     "Final Order" means an action or decision of the FCC as to which (i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration that may be designated by statute or rule has passed, and (iv) no appeal is pending including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

     "Governmental Authority" means a Federal, state or local court, legislature, governmental agency (including the United States Department of Justice), commission or regulatory or adrninistrative authority or instrumentality.

     "Interference Agreements" means the agreements listed in Exhibit E hereto and further described in Section 3.4(e) below.

     "Law" means applicable common law and any statute, ordinance, code or other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

     "Lease/Option Agreement" means that certain Tower Site Lease Option, dated *** by and among ***.

     "License" is defined in Recital A.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, right of first refusal or right of others therein, or encumbrance of any nature whatsoever in respect of such asset, other than: (1) for liens for taxes not yet due and payable, and (2) rights and restrictions imposed by FCC rules or policies, or the Communications Act of 1934, as amended, and (3) the Interference Agreements listed in Exhibit E hereto.

     "Party" or "Parties" is defined in the preamble.

     "Person" means any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, Governmental Authority, cooperative, association, other entity, or individual, and the heirs, executors, administrators, legal representatives, successors, and assigns of such person as the context may require.

     "Purchase Price" is defined in Section 2.3.

     "Purchaser" is defined in the preamble.

     "Purchaser Indemnified Parties" is defined in Section 8.2.

     "Reasonable Efforts" means the efforts that a reasonably prudent person or entity desirous of achieving a result would use in similar circumstances to ensure that such result is achieved; provided, however, that an obligation to use Reasonable Efforts under this Agreement does not require the Party subject to that obligation to take actions or incur costs that would result in a materially adverse change in the benefits such Party expects to realize from this Agreement.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Seller" is defined in the preamble.

     "Seller Channels" is defined in Recital A.

     "Seller Indemnified Parties" is defined in Section 8.3.

     "Tax" or "Taxes" means any taxes, assessment, duties, fees, levies, imposts, deductions, or withholdings, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes, or other governmental charges of any nature whatsoever, imposed by any Taxing Authority of any government or country or political subdivision of any country, and any liabilities with respect thereto, including any penalties, additions to tax, fines or interest thereon and includes any liability for Taxes of another person by contract or as a transferee or successor.

     "Tax Return" means any report, return, statement, estimate, declaration, notice, form or other information required to be supplied to a Taxing Authority in connection with Taxes.

     "Taxing Authority" shall mean the Internal Revenue Service and any other Governmental Authority responsible for the administration of any Tax.

     "Transactions" means the transactions contemplated by this Agreement.

                      ARTICLE 2 PURCHASE AND SALE OF ASSETS

     Section 2.1 Purchase and Sale. On the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Purchaser or another wholly-owned subsidiary of Clearwire, designated by Clearwire as provided in Section 5.7 hereafter, and Purchaser shall purchase and assume from Seller all of Seller's right, title and interest as of the Closing Date in and to: (i) the License, free and clear of all Liens; and (ii) the Interference Agreements. The Lease/Option Agreement is specifically excluded from Seller's sale, assignment, transfer, conveyance and delivery herein to Purchaser or any other wholly-owned subsidiary of Clearwire, and Purchaser shall not hereby purchase or assume from Seller any of Seller's right, title and interest under the Lease/Option Agreement.

     Section 2.2 Deposit. Within five (5) Business Days of the date of this Agreement, Purchaser shall pay Seller *** as a deposit (the "Deposit"). The Deposit shall be applied against the Purchase Price (as defined below) dollar-for-dollar in the event that the Transactions described by this Agreement close. Seller shall return the Deposit to Purchaser, within five (5) Business Days of such termination, in the event that this Agreement is terminated by Seller pursuant to Section 7.1(b) or 7.1(d) before the Transactions Close. The Deposit shall be retained by Seller, at its election, as liquidated damages in the event that this Agreement is terminated by Seller before the Transactions Close pursuant to Section 7.1(c).

     Section 2.3 Payment of Purchase Price. As consideration for sale and assignment of the License and the Interference Agreements to Purchaser, Purchaser shall deliver or cause to be delivered to Seller the monetary funds and stock (the "Purchase Price") in the amounts and quantities, and at the times specified below:

          (a) At the Closing, the Deposit shall be first applied against the Purchase Price as described above;

          (b) *** shall be payable at the Closing in immediately available funds via wire transfer to an account designated by Seller;

          (c) With respect to the balance of the Purchase Price after application of the Deposit and the wire transfer of funds, Clearwire shall issue to Seller an aggregate total of *** Shares of Clearwire's Class A common stock ("Clearwire Stock"): provided, however, if at the time of Closing, Seller is not an Accredited Investor, then the portion of the Purchase Price otherwise payable to Seller in Clearwire Stock, shall be payable to Seller at the Closing, in immediately available funds via wire transfer to an account designated by Seller, in substitution for delivery of the Clearwire Stock to Seller, at the value of the Clearwire Stock as of the date of this Agreement. The number of shares of the Clearwire Stock shall be adjusted, if necessary to account for any stock split, cash dividend, stock dividend, or other distribution or recapitalization in respect of Clearwire's issued and outstanding stock between now and the Closing.

     Section 2.4 Closing. Upon the terms and subject to the conditions hereof, the closing of the sale of the License (the "Closing") shall take place at the offices of Davis, Wright Tremaine, LLP, 1500 K Street, N.W., Washington, DC 20005, within five (5) Business Days following the date on which the last condition under Article 6 has been satisfied or waived, or at such other time and place as the Parties may mutually agree. The date on which Closing occurs is called the "Closing Date."

               ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER

          Seller represents and warrants to Purchaser as follows:

     Section 3.1 Authorization. Seller is lawfully existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement and to perform the obligations to be performed by it under this Agreement. The execution and delivery of this Agreement, and the performance by Seller of its obligations hereunder, have been duly authorized by all necessary action on the part of Seller.

     Section 3.2 Enforceability. This Agreement has been duly executed and delivered by Seller and is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general equity principles and FCC Consent. Each other agreement, document, instrument or certificate contemplated by this Agreement to be delivered by Seller to Purchaser, if and when so delivered, will be duly executed and delivered by Seller and a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general equity principles and FCC Consent.

     Section 3.3 No Conflicts or Consents. Neither the execution, delivery and performance by Seller of this Agreement, nor the consummation of the Transactions by Seller, will: (i) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default by Seller or any of its Affiliates, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (x) any Law or license (subject to receipt of Consent of the FCC), or (y) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon Seller or the License; (ii) require any Consent, other than the Consent of the FCC; or (iii) violate any Law by which Seller is bound.

     Section 3.4 FCC Matters.

          (a) The license attached hereto as Exhibit A is a true and correct copy of the License. There is no other condition, to the knowledge of Seller, imposed by the FCC as part of the License that is neither set forth on the face of the License as issued by the FCC, or contained in the FCC rules applicable generally to the licenses of the type, nature and class or location of the License. No other licenses or authorizations are required from the FCC for the operations of facilities in compliance with the License on the Seller Channels in the market area as of the Effective Date. Except as set forth in Section 3.5 below, no Person other than Seller has any right, title, interest or claim in or to the License. The License has been granted to Seller by Final Order and is in full force and effect.

          (b) Excluding the proceedings in WT Docket No. 03-66, there is not pending or, to the knowledge of Seller, threatened against Seller or the License before the FCC or any other Governmental Authority any application, action, petition, objection or other pleading, or any proceeding with the FCC or any other Governmental Authority, which (i) questions or contests the validity of, or seeks the revocation, forfeiture, non-renewal or suspension of, the License, (ii) seeks the imposition of any modification or amendment with respect thereof, (iii) which would adversely affect the ability of Seller to consummate the Transactions, or (iv) seeks the payment of a fine, sanction, penalty, damages or contribution in connection with the use of the License. To Seller's knowledge there are no facts or circumstances existing that would give rise to any such application, action, petition, objection or other pleading, or proceeding with the FCC or any other Governmental Authority.

          (c) Other than under the Interference Agreements listed in Exhibit E hereto, Seller has not located, in a search of its readily available records as of the Effective Date, any other written agreements to accept or allow any electromagnetic interference from any other FCC licensees, permittees or applicants with respect to the License and/or Seller Channels, and, to Seller's knowledge, no other such licensees, permittees or applicants have agreed to accept electromagnetic interference from Seller with respect to their respective facilities.

          (d) To Seller's knowledge, Seller is in compliance with all applicable Laws except for any non-compliance that, individually or in the aggregate, will not have a material adverse effect on the License or on Seller's ability to consummate the Transactions. To Seller's knowledge, since the grant of the Seller's most recent renewal application for the License, Seller has complied in all material respects with FCC Laws applicable to the License, including without limitation the Communication Act of 1934, as amended. Since the issuance of the License, Seller has not received a notice of non-compliance from the FCC. To Seller's knowledge all material documents required to be filed at any time by Seller with the FCC with respect to the License have been timely filed or the time period for such filing has not lapsed. To Seller's knowledge, all such documents filed since the date that the License was issued to Seller are correct in all material respects. All amounts owed to the FCC in connection with the License have been timely paid.

          (e) As of the Effective Date, the facilities subject to the License for which certification or notification of completion of construction has been filed with the FCC are not operating.

     Section 3.5 Title to License/Lease. Except as recited in this Section, Seller holds the License free and clear of any Liens.

     Section 3.6 Taxes. All Tax Returns required to be filed by Seller have been timely filed, and Seller is not the beneficiary of any extension of time within which to file any Tax Return. All such Tax Returns are true, complete and correct in all material respects. To Seller's knowledge all Taxes owed by Seller (whether or not shown on any Tax Return) have been paid, including, without limitation with respect to any BRS transmission facilities. Seller has withheld and paid to the appropriate Taxing Authority all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, member or other third party. Seller has not waived any statute of limitations in respect to Taxes or agreed to any extension of time with respect to an assessment or deficiency of Taxes. No adjustment relating to any Tax Returns filed by Seller has been proposed by any Taxing Authority and remains unresolved. There are no Tax Liens on the License, other than Liens for Taxes that are not yet due and payable. Seller is not a "foreign person" within the meaning of Section 1445 of the Code. The License does not secure any indebtedness, the interest on which is tax-exempt under Section 103(a) of the Code. The License is not "tax-exempt use property" within the meaning of Section 168(h) of the Code.

     Section 3.7 Litigation. Other than proceedings of general applicability (such as WT Docket No. 03-66), there is no legal proceeding now in progress or pending or, to the knowledge of the Seller, threatened against Seller or the License or the business of Seller, nor to the knowledge of Seller does there exist any basis therefor. Seller is not subject to any order, writ, injunction or decree of any court or any federal, state, municipal or other domestic or foreign Governmental Authority.

     Section 3.8 Brokers. Seller has engaged Paul Lucci ("Mr. Lucci") and Cheval Capital, Inc. ("Cheval") as brokers regarding the Transactions, and Seller shall be solely responsible for payment of any brokerage commissions to Mr. Lucci and Cheval. Other than Mr. Lucci and Cheval, neither Seller nor any of its Affiliates has employed any other broker or finder or incurred any liability for any other brokerage or finding fees or commissions in connection with the Transactions.

     Section 3.9 Securities Representations.

          (a) Seller is an Accredited Investor. Seller is acquiring the Clearwire Stock for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act) thereof. Seller understands that the Clearwire Stock has not been registered under the Securities Act and cannot be sold or otherwise transferred unless subsequently registered under the Securities Act or an exemption from such registration is available.

          (b) Seller is knowledgeable and experienced in the telecommunications industry and is capable of evaluating the risks and merits of the transactions contemplated by this Agreement, including the acquisition of shares of Clearwire Stock, and making an informed decision with respect thereto. Seller has received the Disclosure Memorandum from Purchaser in sufficient time to review and analyze its contents prior to the execution of this Agreement. Seller and its representatives have had sufficient opportunity to ask questions of and receive answers from Purchaser and Clearwire concerning the business of Clearwire, its operations, assets and liabilities. Seller and its representatives have had an opportunity to review all documents and records concerning Clearwire and its business that Seller has requested. Seller has conducted its own independent assessment, analysis and investigation with respect to Clearwire and its business at the time of entering into this Agreement and has agreed to enter into this Agreement and accept Clearwire Stock as partial payment of the Purchase Price based solely on this assessment, analysis and investigation, and the representations and warranties of Purchaser and Clearwire set forth in this Agreement and the information contained in the Disclosure Memorandum.

          (c) Seller is aware that Clearwire is a speculative enterprise, that certain of the information disclosed to it contain forward looking statements which involve risks and uncertainties, and that Clearwire's actual results may differ significantly from the results discussed in these forward looking statements. Seller further acknowledges that the value of Clearwire's respective assets is inherently uncertain and is dependent upon market, technological, and regulatory developments concerning feasible and allowable uses. Seller represents and warrants to Purchaser and Clearwire that it has assessed these factors independently and has agreed to enter into this Agreement without reliance upon or expectation of any disclosures of any kind from Purchaser or Clearwire, except as set form in this Agreement and the Disclosure Memorandum.

          (d) For purposes of application of state securities law, Seller is a resident of the jurisdiction of the State of Florida.

              ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Each of Clearwire and Purchaser hereby represents and warrants to Seller as follows:

     Section 4.1 Existence; Authorization. Each of Clearwire and Purchaser is lawfully existing and in good standing under the laws of the State of Delaware, has all requisite power and authority to enter into this Agreement and to perform the obligations to be performed by it under this Agreement. Except for obtaining board approval from Clearwire, the execution and delivery of this Agreement, and the performance by Purchaser and Clearwire of its respective obligations hereunder, have been duly authorized by all necessary action on the part of Purchaser and Clearwire, respectively.

     Section 4.2 Enforceability. This Agreement has been duly executed and delivered by each of Clearwire and Purchaser and is a legal, valid and binding obligation of each of Clearwire and Purchaser, enforceable against Clearwire and Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and FCC Consent. Each other agreement, document, instrument or certificate contemplated by this Agreement to be delivered by Purchaser or Clearwire to Seller, if and when so delivered, will be duly executed and delivered by each of Clearwire and Purchaser and a legal, valid and binding obligation of each of Clearwire and Purchaser, enforceable against Clearwire and Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and FCC Consent.

     Section 4.3 No Conflicts or Consents. Neither the execution, delivery and performance by Clearwire or Purchaser of this Agreement, nor the consummation of the Transactions by Clearwire or Purchaser, will (i) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default by Clearwire or Purchaser or any of their Affiliates, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under
(x) any Law or license (subject to receipt of Consent of the FCC), or (y) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon Clearwire or Purchaser; (ii) require any Consent, other than the Consent of the FCC and board approval from Clearwire; or (iii) violate any Law by which Clearwire or Purchaser is bound.

     Section 4.4 Brokers. Neither Clearwire, Purchaser, nor any affiliate of either has employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions in connection with the Transactions.

     Section 4.5 Securities to be Issued to Seller. Purchaser and Clearwire hereby jointly and severally represent and warrant to Seller that upon the issuance and delivery by Clearwire to Seller pursuant to this Agreement, the Clearwire Stock will be duly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Amended and Restated Stockholders Agreement dated March 16,2004, by and among Clearwire and Clearwire's stockholders to which Seller will be a party to by joinder, the Registration Rights Agreement dated March 16,2004 to which Seller will be a party to by joinder and applicable securities laws. Prior to the Closing, Clearwire shall deliver to Seller any updates to the Disclosure Memorandum or other updated disclosures it has delivered to third party investors prior to the Effective Date. Each of Purchaser and Clearwire represents and warrants that Clearwire's Board of Directors has approved the issuance of the Clearwire Stock pursuant to this Agreement and Clearwire's execution, delivery and performance of this Agreement. Subject in part to the truth and accuracy of the Seller's representations in Section 3.9, the offer, sale and issuance of the Clearwire Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and applicable state securities laws, and Clearwire will take no action hereafter that would cause the loss of such exemptions.

     Section 4.6 FCC Qualification. Purchaser is legally, technically, financially, and otherwise qualified to acquire and hold the License from Seller under the rules and policies of the FCC and the Communications Act of 1934, as amended.

     Section 4.7 Proceedings. There is no action, proceeding or investigation pending or, to the knowledge of Purchaser, threatened against Purchaser, or Purchaser's property or assets, that would be reasonably expected to have an adverse effect on Purchaser's ability to consummate the Transactions, or which seeks to prevent or challenge the Transactions.

                    ARTICLE 5 COVENANTS AND OTHER AGREEMENTS

     Section 5.1 Consummation of Transactions/Clearwire Board Approval. From and after the date of this Agreement, each Party shall use Reasonable Efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable Law to perform its obligations under this Agreement and to consummate the Transactions as soon as reasonably practicable. Clearwire covenants that it will seek approval of the transactions contemplated by this Agreement at the next regularly scheduled meeting of the board of directors of Clearwire after the execution of this Agreement, if not before.

     Section 5.2 Compliance with Law. Prior to Closing, Seller shall comply in all material respects with Laws applicable to the License.

     Section 5.3 Certain Notices. Prior to the Closing, each Party shall promptly notify the other Parties in reasonable detail:

          (a) upon the commencement of, or the impending or threatened commencement of, or upon obtaining knowledge of any facts that would give rise to, any claim, action or proceeding brought to enjoin the consummation of the Transactions, or against or relating to (i) the notifying Party or its properties or assets, which could materially adversely affect the Transactions or its ability to perform its obligations hereunder, or (ii) the License or its use;

          (b) upon the occurrence of, or the impending or threatened occurrence of, or upon obtaining knowledge of any facts that would give rise to, any event which could cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained in this Agreement, and until the Closing shall use Reasonable Efforts to prevent or promptly remedy such breach; and

          (c) upon the occurrence or existence of any event, condition, circumstance or state of facts known to the notifying Party, which has had or could have a material adverse effect on the Transactions or its ability to perform its obligations hereunder, or could materially adversely affect the License or its use.

     Section 5.4 Confidentiality. Pursuant to this Agreement and the performance thereof, each Party may receive certain Confidential Information. The use of such Confidential Information shall be governed by that certain letter agreement addressed to Seller from Clearwire, dated September 16,2004 (the "Confidentiality Agreement"): provided, however, nothing in this Agreement or the Confidentiality Agreement shall prevent a Party from disclosing information that is required to be disclosed pursuant to federal securities laws, but in such event, only to the extent such disclosure is required. In addition, Seller acknowledges and agrees that the financial terms of this Agreement may be required to be separately stated in the consolidated financial statements of Purchaser and/or its Affiliates and that the disclosure by Purchaser or its Affiliates of such financial statements shall not be a breach of this Agreement or the Confidentiality Agreement. Purchaser agrees to undertake to comply with the Confidentiality Agreement with regard to Confidential Information as if it were Clearwire.

     Section 5.5 Further Assurances. Prior to, at and following the Closing, each Party shall forthwith upon request execute and deliver such documents and take such actions as may reasonably be requested by the other Party in order to effectuate the purposes of this Agreement.

     Section 5.6 FCC Qualifications. Seller and Purchaser each hereby covenants and agrees that, prior to the Closing, it shall use Reasonable Efforts not to take action that will remove any of those qualifications required by FCC rules or policies, or the Communications Act of 1934, as amended, for it to hold the License.

     Section 5.7 FCC Consent. Seller and Purchaser will use Reasonable Efforts to prepare all application forms and related exhibits, certifications and other documents necessary to secure the Consent of the FCC to the Transactions (collectively, the "FCC Application") and to file the FCC Application within ten
(10) Business Days following the Effective Date. If Purchaser desires to designate another wholly-owned subsidiary of Clearwire to receive the License at the Closing, it may do so at any time prior to the filing of the FCC Application without restriction, or at any time after the filing of the FCC Application only if such designation would not result in a delay in the FCC's consideration of the FCC Application. Seller and Purchaser each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to expedite the grant of the FCC Application without conditions materially adverse to Seller or Purchaser. If any person or entity petitions the FCC to deny the FCC Application, or if the FCC grants such application and any person or entity petitions for reconsideration or review of such grant before the FCC or appeals or applies for review in any judicial proceeding, then Seller and Purchaser will use their Reasonable Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC denies the FCC Application or grants such application with conditions materially adverse to Seller or Purchaser, then if requested to do so by the other Party, Seller and Purchaser will use their Reasonable Efforts to secure reconsideration or review of such action. If the Closing has not occurred within 180 days following the date of the grant of the FCC Application, Seller and Purchaser shall use Reasonable Efforts to obtain such extensions of the effectiveness of such grant as is reasonably necessary to permit the scheduling of Closing pursuant to Section 2.4. Purchaser will be responsible for the payment of all FCC application filing fees incurred in connection with this Section 5.7.

     Section 5.8 Seller Affirmative Covenants. From the Effective Date until the Closing Seller shall use Reasonable Efforts to (a) preserve the License; and (b) comply with all Laws applicable to the License.

     Section 5.9 Seller Negative Covenants. Subject to the requirements of WT Docket No. 03-66, Seller shall not, and shall not enter into, any agreement, arrangement or understanding to, or otherwise offer or commit to (a) sell, transfer, assign, lease or dispose of the License or of the spectrum to be covered by the License or any interests therein or portion thereof, or negotiate therefore, or (b) create, incur or suffer to exist any Lien or other liability on the License or the spectrum to be covered by the License or any interest therein.

     Section 5.10 Access. Subject to the provisions of Section 5.4 above regarding confidentiality, between the date of this Agreement and the Closing Date, Seller shall, during normal business hours and following reasonable advance written notice from Purchaser (a) give Purchaser and its representatives and advisors access to all books and records of Seller relating to the License;
(b) permit Purchaser and its representatives and advisors to make such inspections thereof as Purchaser may reasonably request; and (c) cause the officers and advisors of Seller to furnish Purchaser with such information with respect to the License as Purchaser may from time to time reasonably request.

     Section 5.11 Publicity. Neither Seller nor Purchaser shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld or delayed, unless disclosure is otherwise required by applicable Law, provided that, to the extent required by applicable Law, the party intending to make such release shall use its Reasonable Efforts consistent with such applicable Law to consult with the other party with respect to the text thereof.

                         ARTICLE 6 CONDITIONS TO CLOSING

     Section 6.1 Conditions to the Obligations of Both Parties. Each Party's obligation to consummate the Transactions contemplated by this Agreement are subject to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions, as applicable to the Party specified:

          (a) The FCC shall have granted the FCC Application, such grant shall have become Final Order, and such Final Order shall be in full force and effect; and all other notices, filings and Consents required to be made or obtained prior to the Closing by either Party or any of its respective Affiliates with any Governmental Authority in connection with the execution and delivery of this Agreement and the consummation of the Transactions shall have been made or obtained.

          (b) No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any Law promulgated or enacted by any Governmental Authority, shall be in effect that would impose material limitations on the ability of either Party to consummate the Transactions.

     Section 6.2 Conditions to the Obligations of Seller. Seller's obligation to consummate the Transactions contemplated by this Agreement are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

          (a) The representations and warranties of Purchaser and Clearwire contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct) as of the Closing as if made on and as of the Closing Date (except that representations and warranties that are made as of a specific date need be so true and correct only as of such date), and Seller shall have received certificates to such effect dated the Closing Date and executed by a duly authorized officer of Purchaser and Clearwire, respectively.

          (b) The covenants and agreements of Purchaser and Clearwire to be performed under this Agreement on or prior to the Closing shall have been duly performed in all material respects, and Seller shall have received certificates to such effect dated the Closing Date and executed by a duly authorized officer of Clearwire and Purchaser, respectively.

          (c) Purchaser and Clearwire having delivered to Seller the Purchase Price pursuant to Section 2.3.

          (d) If Seller is an Accredited Investor on the Closing Date and is to receive Clearwire Stock pursuant to Section 2.3, Purchaser shall have executed and delivered to Seller: (i) a joinder, attached hereto as Exhibit C, to the Amended and Restated Stockholders Agreement, dated March 16, 2004, by and among Clearwire and Clearwire's stockholders; (ii) a joinder to the Registration Rights Agreement, dated as of March 16, 2005, between Clearwire Corporation and certain holders of Clearwire's Class A Common Stock attached hereto as Exhibit F; and (iii) a side letter, attached hereto as Exhibit G, with respect to the Registration Rights Agreement.

          (e) Purchaser shall have executed and delivered to Seller an Instrument of Assignment with respect to the License and the Interference Agreements in the form of Exhibit B.

     Section 6.3 Conditions to the Obligations of Purchaser. Purchaser's obligation to consummate the Transactions contemplated by this Agreement are subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

          (a) The representations and warranties of Seller contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct) as of the Closing as if made on and as of the Closing Date (except that representations and warranties that are made as of a specific date need be so true and correct only as of such date), and Purchaser shall have received certificates to such effect dated the Closing Date and executed by a duly authorized officer of Seller.

          (b) The covenants and agreements of Seller to be performed under this Agreement on or prior to the Closing shall have been duly performed in all material respects, and Purchaser shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Seller.

          (c) Seller shall have executed and delivered to Purchaser an Instrument of Assignment with respect to the License and the Interference Agreements in the form of Exhibit B.

          (d) If Seller is an Accredited Investor on the Closing Date and is to receive Clearwire Stock pursuant to Section 2.3, Seller shall have executed and delivered to Clearwire: (i) a joinder, attached hereto as Exhibit C. to the Amended and Restated Stockholders Agreement, dated March 16, 2004, by and among Clearwire and Clearwire's stockholders; (ii) a joinder to the Registration Rights Agreement, dated as of March 16, 2005, between Clearwire Corporation and certain holders of Clearwire's Class A Common Stock attached hereto as Exhibit F; and (iii) a side letter, attached hereto as Exhibit G, with respect to the Registration Rights Agreement; and
     (iv) a completed Stockholder Questionnaire in the form attached hereto as Exhibit D.

          (e) Seller shall have delivered to Purchaser a completed IRS Form W-9.

          (f) Clearwire's board of directors shall have approved the transactions contemplated by this Agreement.

                              ARTICLE 7 TERMINATION

     Section 7.1 Termination. This Agreement may be terminated at any time:

          (a) by mutual written consent of Purchaser and Seller;

          (b) (i) by Seller if the board of directors of Clearwire has not approved the transactions contemplated by this Agreement on or before September 30,2005, (ii) by Purchaser if the board of directors of Clearwire does not approve the transactions contemplated by this Agreement at its next regularly scheduled board meeting after the date of this Agreement, or
     (iii) by either Purchaser or Seller if (A) there shall be any law or regulation that makes consummation of the Transactions illegal or otherwise prohibited, or (B) any judgment, injunction, order or decree of any court or other Governmental Entity having competent jurisdiction enjoining Purchaser and Seller from consummating the Transaction is entered and such judgment, injunction or order shall have become final and non-appealable;

          (c) by any Party upon the material breach of any representation, warranty or covenant in this Agreement by another Party if such breach is not cured within ten (10) days following written notice by the non-breaching Party which notice shall describe the breach; or

          (d) by either Purchaser or Seller if the Closing has not occurred on or before the first anniversary of the Effective Date, provided that the failure to close on or before such date is not the fault of the terminating Party.

     Section 7.2 Effect of Termination. In the event of a termination of this Agreement, neither Party shall have any liability or further obligation to the other, except that

          (a) Seller's obligation to return the Deposit as set forth in Section 2.2;

          (b) nothing herein will relieve a Party from liability for any breach by such Party of this Agreement; and

          (c) the provisions of this Article 7, Article 8 and Article 9 shall survive the termination of this Agreement. Whether or not Closing occurs, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses.

                         ARTICLE 8 SURVIVAL AND REMEDIES

     Section 8.1 Survival. The representations and warranties contained in this Agreement, the Instrument of Assignment for License and any certificates given by one or more Parties to any other Party as an incident to Closing the Transactions of this Agreement shall survive the Closing until one (1) year after the Closing Date and shall expire at such time. The covenants and other agreements contained in this Agreement which do not expire by their terms on or before the Closing shall survive the Closing until the expiration of the applicable statute of limitations (including any waivers or extensions thereof) with respect to such matters.

     Section 8.2 Seller Indemnification. Seller shall indemnify Purchaser, its representative members, managers, officers, employees, agents, successors and assigns (the "Purchaser Indemnified Parties") and hold the Purchaser Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

          (a) the failure of any representation or warranty of Seller set forth in this Agreement, or any representation or warranty contained in any certificate delivered by Seller pursuant to this Agreement, to be materially true and correct as of the dates made;

          (b) the material breach of any covenant or other agreement on the part of Seller under this Agreement; and

          (c) the ownership of the License and the Interference Agreements prior to the Closing.

     Section 8.3 Purchaser Indemnification. Purchaser shall indemnify Seller, and Seller's representative members, managers, officers, employees, agents, successors and assigns (collectively, the "Seller Indemnified Parties") and hold the Seller Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

          (a) the failure of any representation or warranty of Purchaser set forth in this Agreement, or any representation or warranty contained in any certificate delivered by Purchaser or Clearwire pursuant to this Agreement, to be materially true and correct as of the dates made;

          (b) the breach of any covenant or other agreement on the part of Purchaser under this Agreement; and

          (c) the ownership of the License and the Interference Agreements following the Closing.

     Section 8.4 Indemnification Procedures.

          (a) In the event that any claim shall be asserted by any Person in respect of which payment may be sought under Section 8.2 or Section 8.3 hereof (each, a "Claim"), the indemnified party shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any

     Damages indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, it shall within five
     (5) days (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Damages under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the expenses of defending such Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if (i) so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The Parties hereto agree to cooperate fully with each other in connection with the defense, negotiation, or settlement of any such Claim. The indemnifying party shall not, without the express written consent of the indemnified party, settle or compromise any Claim, or consent to the entry of any judgment against the indemnified party that does include an unconditional term thereof giving the indemnified party a full and complete release from all liability with respect to such Claim.

          (b) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter.

          (c) The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

          (d) Notwithstanding anything to the contrary in this Article 8 or elsewhere in this Agreement, no Party shall be required to indemnify or hold any other Party harmless under this Agreement or any certificates, documents, agreements and instruments delivered pursuant to the terms of this Agreement unless such right to indemnification or to be held harmless is asserted by written notice from indemnified

     Party or Parties to the indemnifying Party or Parties received within twelve (12) months of the Closing Date describing with specificity the facts giving rise to the asserted right. In no event shall Damages collected by any one or more of Purchaser and Clearwire against Seller exceed the amount of the Purchase Price. In no event shall Damages collected by Seller against Purchaser and/or Clearwire exceed the amount of the Purchase Price.

     Section 8.5 Remedies. IN NO EVENT SHALL ANY PARTY BE LIABLE FOR INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF A BREACH OF THIS AGREEMENT, EVEN IF ADVISED AT THE TIME OF BREACH OF THE POSSIBILITY OF SUCH DAMAGES, PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT APPLY TO THE RIGHT OF INDEMNIFICATION BY A PARTY UNDER SECTIONS 8.2 AND 8.3 HEREOF FOR SUCH TYPES OF DAMAGES UNDER A CLAIM MADE BY A THIRD-PARTY.

                             ARTICLE 9 MISCELLANEOUS

     Section 9.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and thereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to the subject matter hereof and thereof, except with regard to the Letter Agreement, dated September 16,2004, referenced in Section 5.4 above.

     Section 9.2 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (in the case of an amendment) by Seller and Purchaser or (in the case of a waiver) by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 9.3 Remedies Cumulative. Except as otherwise provided herein, all rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by a Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

     Section 9.4 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement may not be assigned by any Party without the prior written consent of the other Party; provided, however, that Purchaser may, at any time prior to the Closing, assign this Agreement or Purchaser's right to receive assignment of the License without the consent of Seller, but subject, in all circumstances, to the limitations set forth in Section 5.7 above, and further provided that Purchaser and Clearwire shall not be released from any obligations hereunder as a result of such assignment.

     Section 9.5 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given or made (i) upon dehvery if delivered personally (by courier, overnight delivery service or otherwise), as evidenced by written receipt or other written proof of delivery (which may be a printout of the tracking information of a courier or overnight dehvery service that made such delivery) or (ii) upon delivery if sent by United States Postal Service certified mail, return receipt requested, as evidenced by the written receipt of delivery to the applicable addresses set forth below (or such other address which any Party may from time to time specify):

          If to Seller:

          St. LouE, LLC
          201 Fletcher Avenue
          Sarasota, FL 34237
          Attention: L. Robert du Treil, Sr.
          Facsimile: (941) 329-6030

          With a copy (which shall not constitute notice) to:

          Fletcher, Heald & Hildreth PLC
          1300 N. 17th Street, 11th Floor
          Arlington, VA 22209
          Attention: Donald Evans, Esq.
          Facsimile: (703) 812-0486

          If to Purchaser:

          Clearwire Spectrum Holdings LLC
          5808 Lake Washington Blvd. N.E.
          Suite 300
          Kirkland,WA 98033
          Attention: Benjamin G. Wolff
          Facsimile: (425) 828-8061

          With a copy to:

          Davis Wright Tremaine LLP
          2600 Century Square
          1501 Fourth Avenue
          Seattle, WA 98101
          Attention: Julie Weston
          Facsimile: (206) 628-7699

          If to Clearwire:

          Clearwire Corporation
          5808 Lake Washington Blvd. N.E.
          Suite 300
          Kirkland, WA 98033
          Attention: Benjamin G. Wolff
          Facsimile: (425) 828-8061

          With a copy to:

          Davis Wright Tremaine LLP
          2600 Century Square
          1501 Fourth Avenue
          Seattle, WA 98101
          Attention: Julie Weston
          Facsimile: (206) 628-7699

     Section 9.6 Governing Law; Waiver of Jury Trial.

          (a) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Washington, without reference to the choice of law principles thereof.

          (b) THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

     Section 9.7 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Transactions are consummated, the Parties shall bear their respective expenses (including, but not limited to, all compensation and expenses of counsel, financial advisors, consultants, actuaries and independent accountants) incurred in connection with this Agreement and the Transactions. All filing fees required to be paid to any Governmental Authority in connection with satisfying the conditions set forth in Section 5.7 will be borne by Purchaser.

     Section 9.8 Invalidity. In the event that any of the provisions contained in this Agreement or in any other instrument referred to herein, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other instrument and such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability, unless the consummation of the Transactions is impaired thereby.

     Section 9.9 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 9.10 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

                                        ST. LOUE, LLC


                                        By: /s/ L. Robert du Treil Sr.
                                            ------------------------------------
                                        Name: L. Robert du Treil, Sr.
                                        Title: Sole Member


                                        CLEARWIRE CORPORATION


                                        By: /s/ Benjamin G. Wolf
                                            ------------------------------------
                                        Name: Benjamin G. Wolf
                                        Title: Executive Vice-President


                                        CLEARWIRE LLC SPECTRUM HOLDINGS LLC


                                        By: /s/ Benjamin G. Wolf
                                            ------------------------------------
                                        Name: Benjamin G. Wolf
                                        Title: Executive Vice-President

                                    EXHIBIT A
                                     LICENSE

                          [INSERT COPY OF LICENSE HERE]


                                    Exhibit A

                                    EXHIBIT B

                            INSTRUMENT OF ASSIGNMENT

     INSTRUMENT OF ASSIGNMENT (the "Instrument of Assignment"), dated as of ______________________, 2005, by and between St. LouE, LLC, a Delaware limited liability company ("Assignor"), and Clearwire Spectrum Holdings LLC, a Nevada limited liability company ("Assignee"). Capitalized terms used herein without definition shall have the respective meanings assigned to them in the Purchase Agreement (as defined below).

     WHEREAS, Assignor and Assignee have entered into a Purchase Agreement (the "Purchase Agreement"), dated as of September 9, 2005, pursuant to which, Assignor agreed to convey to Assignee, and Assignee agreed to acquire, the License ***

     WHEREAS, Assignor and Assignee have filed an application with the FCC requesting the assignment of the certain license to Assignee; and

     WHEREAS, the FCC has granted an application for the assignment of the License to Assignee;

     NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants, conditions, and agreements hereinafter set forth, the Parties agree as follows:

          1. Assignment. Pursuant to Section 2 of the Purchase Agreement, for valuable consideration, receipt of which is hereby acknowledged, Assignor, intending to be legally bound, does hereby sell, assign, transfer, convey, and deliver to Assignee, its successors and assigns forever, all right and interest of Assignor in and to the License and the Interference Agreements, free and clear of all Liens.

          2. Terms of Purchase Agreement Control. Nothing contained in this Instrument of Assignment shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge, or in any way affect the provisions of the Purchase Agreement, including the warranties, covenants, agreements, conditions and representations contained in the Purchase Agreement and, in general, any of the rights and remedies, and any of the obligations and indemnifications, of Assignor or Assignee set forth in the Purchase Agreement. Without limiting the generality of the foregoing, this instrument is subject to the limitations of liability in
     Article 8 and, particularly, Section 8.4(d).

          3. Miscellaneous. This Instrument of Assignment (a) is executed pursuant to the Purchase Agreement and may be executed in counterparts, each of which as so executed shall be deemed to be an original, but all of which together shall constitute one instrument, (b) shall be governed by and in accordance with the internal laws of the State of Washington, without regard to the principles of conflicts of law thereof and (c) shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.


                                  Exhibit B - 1

     IN WITNESS WHEREOF, Assignor and Assignee have each caused this Instrument of Assignment to be duly executed and delivered as of the date first above written.

                                        ST. LOUE, LLC


                                        By:
                                            ------------------------------------
                                        Name: L. Robert du Treil, Sr.
                                        Title: Sole Member

                                        CLEARWIRE SPECTRUM HOLDINGS
                                        LLC


                                        By:
                                             -----------------------------------
                                        Name: Benjamin G. Wolff
                                        Title: Executive Vice-President


                                  Exhibit B - 2

                                    EXHIBIT C

             JOINDER TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                    Exhibit C

                        JOINDER IN STOCKHOLDERS AGREEMENT

     This Joinder in Stockholders Agreement ("Joinder") is made and entered into this ____________________ day of ______________, 2005, by and between Clearwire
Corporation, a Delaware corporation (the "Company"), and the party whose signature appears below (the "Joining Party").

                                    RECITALS:

WHEREAS, the Joining Party has acquired or intends to acquire shares of capital stock of the Company; and

WHEREAS, pursuant to Section 13.09 of that certain Amended and Restated Stockholders Agreement, between the Company and its stockholders, dated as of March 16, 2004 (the "Stockholders Agreement"), the Joining Party may become a party to the Stockholders Agreement by execution of an instrument such as this Joinder.

NOW, THEREFORE, the Joining Party agrees as follows:

1.   JOINDER

     By execution of this Joinder by the Joining Party and acceptance hereof by the Company, the Joining Party is and agrees to become a party to, subject to all the conditions, restrictions, obligations and duties of a Stockholder of the Company under the Stockholders Agreement, including the restrictions on transfer of the shares acquired from the Company and the requirement that the Joining Party vote its shares in accordance with the terms thereof.

2.   AGREEMENT TO BE BOUND BY AGREEMENT

     This Joinder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to any rules governing conflicts of laws.

3.   COUNTERPARTS

     This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

COMPANY:                                JOINING PARTY:


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
     --------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

                                    EXHIBIT D
                           STOCKHOLDER QUESTIONNAIRE


                                    Exhibit D

                                (CLEARWIRE LOGO)

                      INVESTOR QUALIFICATION QUESTIONNAIRE

Name of Investor:__________

     The purpose of this Investor Qualification Questionnaire ("Questionnaire") is to assist Clearwire Corporation, a Delaware corporation (the "Company"), in determining that the offer and sale of the Company's securities (the "Securities") to the undersigned prospective investor (the "Investor") is exempt from registration under applicable federal and state securities laws. This Questionnaire is not a subscription agreement and satisfaction of the criteria provided herein (i) does not obligate the Company to accept any subscription by the Investor in the Securities; and (ii) does not mean that the Securities are an appropriate investment for the Investor.

     ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE IS TO BE TREATED CONFIDENTIALLY. All information that the undersigned furnishes hereunder is for the sole use of the Company and counsel or other professional advisors to the Company and will be held in confidence, except that this Questionnaire may be furnished to such parties as the Company and its counsel may deem desirable to establish compliance with federal or any applicable state securities laws.

INSTRUCTIONS

1. All prospective investors of the Company must complete Part I of this questionnaire.

2. To participate in the offering of the Securities, prospective investors must qualify as "accredited investors" as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "Act"). Part II sets forth several ways for a purchaser to qualify as an accredited investor. Each prospective investor must carefully read and initial the applicable line on Part II, if any.

3. All prospective investors must carefully read and sign Part III where indicated.

Any questions about this questionnaire should be raised with Ben Wolff, the Company's Executive Vice President of Corporate Affairs, at (425) 828-8600.


Page 1 - INVESTOR QUALIFICATION QUESTIONNAIRE

                         PART I - BACKGROUND INFORMATION

Full Name (No Initials) ________________________________________________________

State of Residence:____________________ U.S. citizen?  [ ] Yes   [ ] N0

Soc Sec # / Employer ID #: ____________ Home Tel:_______________________________

________________________________________________________________________________
Home Address (P.O. Box NOT acceptable)      City          State            Zip

Email address:____________________________________

POTENTIAL INVESTORS WHO ARE ENTITY INVESTORS SHOULD COMPLETE THE FOLLOWING:

Type of Entity (check one):  [ ] Corporation   [ ] Partnership

                             [ ] Trust         [ ] Limited Liability Company

                             [ ] Other _________________________

________________________________________________________________________________
Entity Name

________________________________________________________________________________
Business Purpose

_____________________________________   ________________________________________
Year Formed                             Place of Organization

________________________________________________________________________________
Name of individual making investment decisions

FOR ALL ENTITIES: Please attach (1) a copy of the Articles of Incorporation, Bylaws, Company Agreement, or Trust Instrument; and (2) a document showing that the individual signing the subscription agreement is authorized to take such action on behalf of the entity.


Page 2 - INVESTOR QUALIFICATION QUESTIONNAIRE

THE FOLLOWING SHOULD BE COMPLETED BY POTENTIAL INVESTORS WHO ARE INDIVIDUALS.

Employment Information:

________________________________________________________________________________
Employer/Company Name               Occupation                      Business Tel

Length of employment in current position _________________

________________________________________________________________________________
Business Address (P.O. Box unacceptable)   City         State            Zip

________________________________________________________________________________
Nature of employer's business

If you have had more than one job in the last five years, give the following information with respect to each job:

Employer   Nature of Business   Position
--------   ------------------   --------
________   __________________   ________
________   __________________   ________
________   __________________   ________
________   __________________   ________
________   __________________   ________

Describe any other business connections reflecting knowledge and experience of financial matters (service on boards of directors, professional licenses, etc.):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Indicate educational background:

Schools Attended   Degree(s)   Year(s)
----------------   ---------   -------
________________   _________   _______
________________   _________   _______
________________   _________   _______
________________   _________   _______


Page 3 - INVESTOR QUALIFICATION QUESTIONNAIRE

                    PART II - ACCREDITED INVESTOR INFORMATION

ITEM A: Accredited individual investors must initial one or more of the following statements:

_____ The undersigned hereby certifies that he or she has individual income in excess of $200,000 U.S. dollars or joint income with a spouse in excess of $300,000 in each of the two most recent years, and the undersigned has a reasonable expectation of reaching the same income level in the current year.

_____ The undersigned hereby certifies that he or she has an individual net worth, or joint net worth with his or her spouse, in excess of $1,000,000.

ITEM B: Accredited entity investors must initial one or more of the following statements:

_____ The undersigned entity hereby certifies that it is an accredited investor because it has total assets in excess of $5,000,000 and was not formed for the specific purpose of investing in the Company.

_____ The undersigned entity hereby certifies that it is an accredited investor because each of its equity owners are accredited investors as a result of either (i) his or her net worth equals or exceeds $1,000,000, or (ii) his or her annual net income equals or exceeds $200,000 individually, or $300,000 jointly with his or her spouse. If the undersigned initialed this statement and did not initial the preceding statement, please list below the names of all equity owners and the manner in which they qualify as accredited investors (initial appropriate categories). Each equity owner must also complete Parts I, II and III of this questionnaire and sign a signature page hereof

                                                                       Income exceeds
                     Name of                        Net Worth       $200,000 (individually)
               All Equity Owners               Exceeds $1,000,000    or $300,000 (jointly)
               -----------------               ------------------   -----------------------
____________________________________________         [__]                     [__]
____________________________________________         [__]                     [__]
____________________________________________         [__]                     [__]
____________________________________________         [__]                     [__]

(Attach additional sheet(s) if necessary)


Page 4 - INVESTOR QUALIFICATION QUESTIONNAIRE

                            PART III - CERTIFICATION

By signing this Questionnaire, the undersigned hereby certifies and warrants as follows:

1. The undersigned understands that the representations contained on this page are made for the purpose of qualifying the undersigned as an investor in this offering under applicable rules and regulations of the Securities and Exchange Commission for the purpose of inducing a sale of securities to the undersigned. The undersigned hereby represents that the statement or statements initialed or otherwise made above are true, correct and complete in all respects. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages; and

2. The undersigned is not now, and does not contemplate that he, she, or it will be, required to dispose of the Securities to satisfy any existing or expected undertaking of indebtedness.

3. The undersigned is able to bear the economic risk of an investment in the Securities as well as the restriction on his, her or its ability to sell or transfer the Securities for an indefinite period of time because they will not be registered under the Act or applicable state securities laws, and therefore cannot be sold, transferred, pledged or otherwise disposed of or encumbered unless subsequently registered pursuant to the Act or an exemption from such registration is available.

4. The undersigned understands that this Questionnaire is not an offer to sell or a sale of any Securities. This questionnaire is required to ensure that the offering of the Company's securities comply with the United States securities laws and regulations on private placements and investment advisory services; and

5. The undersigned realizes that the Company is relying on the representations made above in offering and selling the Securities to the undersigned, and hereby certifies and affirms the truth and complete accuracy of these representations.

Dated:
       ------------------------------

(Signature for Individual Investor)


------------------------------------    ----------------------------------------
Print or Type Name of Investor          Signature of Investor

(Signature for Corporate,
Partnership, Trust or other Entity
Investor)


-------------------------------------   By
(Print Name of Entity)                     -------------------------------------
                                        Print Name:
                                                    ----------------------------
                                        Title:
                                               ---------------------------------


Page 5 - INVESTOR QUALIFICATION QUESTIONNAIRE

                                    EXHIBIT E
                            INTERFERENCE AGREEMENTS

1. Interference Avoidance Agreement, executed in 1995, by and among Silex R-l School District, Gasconade County R-l School District, Wellsville-Middletown R-l School District, Warren County R-3 School District, Van-Far R-l School District, RuralVision Central, Inc., Heartland Wireless Communications, Inc., St. Louis Regional Educational & Public Television Commission, HITEC, Inc., St. Louis Community College, Instructional Opportunities, Inc., Louis R. du Treil, Baypoint TV, Inc., Missouri Baptist College, ITFS, Inc., Cooperating School Districts of St. Louis Suburban Area, St. Louis Police Department, Alda Multichannels, Ltd., Westinghouse Broadcasting Co., Inc. and People's Choice TV Corp.

2. Interference Avoidance Agreement, executed in 1995, by and among St. Louis Regional Educational & Public Television Commission, HITEC, Inc., St. Louis Community College, Instructional Opportunities, Inc., Louis R. du Treil, Baypoint TV, Inc., Missouri Baptist College, ITFS, Inc., Cooperating School Districts of St. Louis Suburban Area, St. Louis Police Department, Alda Multichannels, Ltd., Westinghouse Broadcasting Co., Inc., People's Choice TV Corp., Christian Fellowship School, De Soto Consolidated School District, Nashville Community School District #9, Waltonville Community Unit #1, Sesser-Valier Community #196 and Heartland Wireless Communications, Inc.

3. Interference Avoidance Agreement, executed in 1995, by and among Brownstown Community Unit School District #201, Patoka Community Unit School District #100, Altamont Community Unit School District #10, Mulberry Grove Community Unit School District, Salem Community High School, Heartland Wireless Communications, Inc., St. Louis Regional Educational & Public Television Commission, HITEC, Inc., St. Louis Community College, Instructional Opportunities, Inc., Louis R. du Treil, Baypoint TV, Inc., Missouri Baptist College, ITFS, Inc., Cooperating School Districts of St. Louis Suburban Area, St. Louis Police Department, Alda Multichannels, Ltd., Westinghouse Broadcasting Co. Inc., and People's Choice TV Corp.

4. Interference Avoidance Agreement, executed in 1995, by and among Odin High School, KasKaskia Cikkege District, Webber Township High School District #204, Mt. Vernon Township High School District #201, South Central County Unit School District #401, North Wayne County Unit School District #200, Southern Illinois Wireless Cable Company, Salem Mobile & Modular Home Sales, Norris City-Omaha-Enfield County Unit School District #3, Lawrence Williams, Heartland Wireless Communications, Inc., St. Louis Regional Educational & Public Television Commission, HITEC, Inc., St. Louis Community College, Instructional Opportunities, Inc., Louis R. du Treil, Baypoint TV, Inc., Missouri Baptist College, ITFS, Inc. Cooperating School Districts of St. Louis Suburban Area, St. Louis Police Department, Alda Multichannels, Ltd., Westinghouse Broadcasting Co., Inc. and People's Choice TV Corp.

5. Interference Agreement, dated ______________________, by and between Baypoint St. Louis, LLC, and St. LouE, LLC.

                                   Exhibit E

                                    EXHIBIT F
                    JOINDER TO REGISTRATION RIGHTS AGREEMENT

Exhibit

                                     JOINDER

     In consideration of the permitted issuance, sale, pledge, or other transfer to the undersigned of Registrable Securities in the Company, the undersigned hereby consents and agrees to become a party to and be bound by the Registration Rights Agreement dated as of the 16th day of March, 2004, as amended, receipt of a copy of which is hereby acknowledged, as fully as if the undersigned were one of its original parties, and all of the Registrable Securities owned by the undersigned will be held in accordance with and restricted by the terms of such Registration Rights Agreement.

     Dated:
            -------------------------

                   Name of Stockholder:
                                        ----------------------------------------


                   Sign Name:
                                        ----------------------------------------
                   Print Name:
                                        ----------------------------------------
                   Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                   SSN/EIN:
                                        ----------------------------------------


     Approved by the Company:

                   COMPANY:             CLEAR WIRE CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Dated:
                                               ---------------------------------

                                    EXHIBIT G
                    SIDE LETTER REGARDING REGISTRATION RIGHTS

                             [Clearwire Letterhead]

MMDS Ft. Myers, Inc.

[Name]
[Address]

Re: Market Standoff Agreement

Dear [Name]: ___________________

Reference is made to that certain Purchase Agreement (the "Purchase Agreement"), dated September __, 2005, between [_________________________] ("Seller") and
Clearwire Spectrum Holdings LLC. The Purchase Agreement provides that, at the Closing (as defined in the Purchase Agreement), Seller will become a party to that Registration Rights Agreement, dated as of March 16, 2004, between Clearwire Corporation ("Clearwire") and certain holders of Clearwire's Class A Common Stock (the "Registration Rights Agreement"). As a condition to entering into the Registration Rights Agreement, Clearwire has agreed to deliver this side letter to Seller.

Clearwire agrees that it will not impose any selling and/or other transfer restrictions under Section 9 of the Registration Rights Agreement on Seller unless, and to the extent that, Clearwire is requested to impose such restrictions on its stockholders by an underwriter of capital stock or other securities of Clearwire in connection with Clearwire's initial public offering. The foregoing shall not modify Seller's obligation under Section 9 of the Registration Rights Agreement to execute a separate agreement agreeing to be bound by such restrictions if requested to do so by such underwriter(s) or Clearwire's ability to impose stop-transfer instructions with respect to any shares subject to such restrictions.

Sincerely,

Clearwire Corporation

Benjamin G. Wolff, Executive Vice President

Accepted and agreed:

[______________________]


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

Date:
      ------------------------------